================================================================================





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                               ___________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                February 18, 2005
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

            Delaware                     1-10218                13-3489233
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

Item 1.01 Entry into a Material Definitive Agreement.

Amended Receivables Facility

On February 18, 2005, Collins & Aikman Products Co. ("Products"), a wholly owned subsidiary of the registrant, and CARCORP, Inc., a wholly owned subsidiary of Products, amended their existing receivables transfer agreement (the "Receivables Transfer Agreement") related to its off-balance sheet accounts receivable financing facility. The amended terms included (i) adjusting certain receivables related calculations to improve the amount of liquidity available under the facility and (ii) modifying the definition of eligible receivables. The amendment also addressed certain administrative and technical matters.

The description set forth above is qualified by Amendment No. 5 to the Receivables Transfer Agreement filed herewith as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.        Description

              99.1 Fifth Amendment to Receivables Transfer Agreement, dated as of February 18, 2005 among CARCORP, Products and GECC

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 24, 2005


                                         COLLINS & AIKMAN CORPORATION



                                         By:   /s/ Bryce Koth
                                               ---------------------------------
                                                Name:      Bryce Koth
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

Exhibit 99.1


                                 FIFTH AMENDMENT

                                       TO

                         RECEIVABLES TRANSFER AGREEMENT

     THIS FIFTH AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT, dated as of February 22, 2005 (this "Fifth Amendment"), is entered into among CARCORP, INC., a Delaware corporation ("Transferor"), COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation, individually, in its capacity as "Guarantor" and in its capacity as collection agent (in such capacity, the "Collection Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as committed purchaser (in such capacity, "GECC Committed Purchaser") and as funding agent (in such capacity, "GECC Funding Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as administrative agent under the Transfer Agreement referred to below (in such capacity, "Administrative Agent"), and relates to that certain Receivables Transfer Agreement, dated as of December 20, 2001, and amended and restated as of September 24, 2002 (as so amended and restated and as may be further amended, restated, supplemented or otherwise modified from time to time, including, without limitation, by the Amendment and Waiver, dated as of August 26, 2003 (the "First Amendment"), the Second Amendment, dated as of December 18, 2003 (the "Second Amendment"), the Third Amendment, dated as of December 10, 2004 (the "Third Amendment"), and the Fourth Amendment, dated as of January 14, 2005 (the "Fourth Amendment"), the "Transfer Agreement"), among Transferor, Collection Agent, GECC Committed Purchaser, GECC Funding Agent, the other persons from time to time party thereto as "Committed Purchasers", "Funding Agents" and "CP Conduit Purchasers", and Administrative Agent. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in the Transfer Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Collection Agent and the Transferor have requested, and the GECC Committed Purchaser, GECC Funding Agent and Administrative Agent have consented to, certain modifications to the Transfer Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Transferor, Collection Agent, Administrative Agent, GECC Committed Purchaser and GECC Funding Agent agree as follows:

     1. Amendments to Transfer Agreement. As of the Fifth Amendment Effective Date (defined below), the Transfer Agreement hereby is amended in the following respects:

     (a) Section 2.02(b) of the Transfer Agreement to delete the penultimate and ultimate sentences thereof and to substitute the following therefor:

     The Transferor agrees to maintain, at all times prior to the Termination Date, a Net Receivables Balance in an amount at least sufficient such that the then outstanding Net Investment shall not exceed the then applicable Maximum Allowable Investment. The maximum amount of funding that the Transferor may obtain at any time shall be equal to the maximum Net Investment that would not exceed the Facility Limit or the applicable Maximum Allowable Investment.

     (b) Section 2.02(d) of the Transfer Agreement hereby is amended and restated in its entirety as follows:

          (d) Maximum Allowable Investment. The Maximum Allowable Investment and the Percentage Factor shall each be initially computed as of the opening of business of the Collection Agent on the date of the first Incremental Transfer hereunder following the Fifth Amendment Ef-fective Date. Thereafter, until the Termination Date, each of the Maximum Allowable Investment and the Percentage Factor shall be recomputed upon the date of any Incremental Transfer and (if there is not otherwise an Incremental Transfer on such day) on the date of delivery of each Weekly Report (or, if Daily Reports are then required to be delivered pursuant to Section 2.12, the next Daily Report), and shall remain constant during any period between recomputations. At all times on and after the Termination Date until the date on which the Net Investment has been reduced to zero and all accrued Discount, Servicing Fees and all other Aggregate Unpaids have been paid in full, the Percentage Factor at such time shall be deemed to be equal to 100%. Following any assignment of any portion of the Transferred Interest to the Committed Purchasers pursuant to the Asset Purchase Agreements, the Funding Agent for each CP Conduit Purchaser and Committed Purchaser shall, at all times and from time to time, calculate such CP Conduit Purchaser's and such Committed Purchaser's Pro Rata Share in the Percentage Factor and regularly report thereon to the Administrative Agent (with copies thereof to the Transferor).

     (c) Section 2.05 of the Transfer Agreement hereby is amended to (i) amend the preamble thereof to delete the phrase "the Percentage Factor of" therefrom, and (ii) amend clause (iii) thereof to delete the phrase "Percentage Factor of" therefrom.

     (d) Section 2.06(a) of the Transfer Agreement hereby is amended to delete the first sentence thereof and substitute the following therefor:

     If at any time on or prior to the Termination Date, the then outstanding Net Investment is greater than the then applicable Maximum Allowable Investment or the Facility Limit, then the Transferor shall immediately pay to the Administrative Agent, for the benefit of the CP Conduit Purchasers and/or the Committed Purchasers, as applicable, from previously received Collections, an amount that, when applied to reduce the Net Investment, will result in such Net Investment being less than or equal to the Maximum Allowable Investment and the Facility Limit.

     (e) Section 2.06(c) of the Transfer Agreement hereby is amended to delete the phrase "the Percentage Factor of" therefrom.

     (f) Section 2.06(d) of the Transfer Agreement hereby is amended to delete the phrase "the Percentage Factor of" therefrom.

     (g) Section 2.12 of the Transfer Agreement hereby is amended to delete the sentence added to the end thereof by the Fourth Amendment.

     (h) Section 2.20(i) of the Transfer Agreement hereby is amended and restated in its entirety as follows:

          (i) the Net Investment exceeding the Maximum Allowable Investment or the Facility Limit at any time on or prior to the Termination Date;

     (i) Section 3.01(m) of the Transfer Agreement hereby is amended and restated in its entirety as follows:

          (m) Coverage Requirement. Both before and after giving effect to an Incremental Transfer, the then outstanding Net Investment does not exceed the then applicable Maximum Allowable Investment or the Facility Limit.

     (j) Section 5.02(k) of the Transfer Agreement hereby is amended to delete the proviso therein in its entirety and to substitute the following therefor:

     ; provided, that (x) prior to (and, in any event, at least one Business Day before) reducing or terminating such Credit Default Swap, the Collection Agent provides the Administrative Agent, each

     Funding Agent and each Committed Purchaser with a certificate (signed by a Responsible Officer of the Collection Agent) which attaches a Weekly Report giving pro forma effect to any reduction in the Net Receivables Balance resulting from the reduction or termination of such Credit Default Swap and which certifies that, after giving pro forma effect to the reduction or termination of such Credit Default Swap, the then outstanding Net Investment does not exceed the then applicable Maximum Allowable Investment or the Facility Limit and (y) after giving pro forma effect to any reduction in the Net Receivables Balance resulting from the reduction or termination of such Credit Default Swap, the then outstanding Net Investment does not exceed the then applicable Maximum Allowable Investment or the Facility Limit.

     (k) Section 7.01(j) of the Transfer Agreement hereby is amended and restated in its entirety as follows:

          (j) the Net Investment exceeds the Maximum Allowable Investment or the Facility Limit and the Transferor shall not have, by the next Business Day thereafter, reduced the Net Investment from previously received Collections or other funds available to the Transferor so as to reduce the Net Investment on such Business Day to less than or equal to the Maximum Allowable Investment and the Facility Limit (unless on such next Business Day the Net Investment is otherwise made less than or equal to the lesser of the Maximum Allowable Investment or the Facility Limit); or

     (l) Section 10.02(a) of the Transfer Agreement hereby is amended to delete the reference in clause (E) thereof to "`Maximum Percentage Factor'," and to substitute it with a reference to "`Maximum Allowable Investment',".

     (m) Schedule A to the Transfer Agreement hereby is amended as follows:

          (i) Add the defined term "Fifth Amendment Effective Date" in the proper alphabetical order as follows

               "Fifth Amendment Effective Date" means February __, 2005.

          (ii) Add the defined term "Maximum Allowable Investment" in the proper alphabetical order as follows:

               "Maximum Allowable Investment" means, at any time, the Net Receivables Balance at such time multiplied by 76%.

          (iii) Delete the defined term "Maximum Percentage Factor";

          (iv) Amend and restate clause (i) of the definition of "Eligible Obligor" as follows:

          (i) as to which not more than (a) 50% of the aggregate Receivables relating thereto are more than 60 days past their original due date, in the case of Obligors with a senior unsecured debt rating of at least BBB- by Standard & Poor's (or the equivalent Moody's rating, but applying the lower of the two ratings) or (b) 25% of the aggregate Receivables relating thereto are more than 60 days past their original due date, in the case of all other Obligors,

          (v) Amend the definition of "Eligible Receivables" as follows: (i) delete the phrase "other than unexpired volume or pricing discounts or rebates to which the obligor thereon may be entitled" in clause (10) thereof and replace it with "including unexpired volume or pricing discounts or rebates to which the obligor thereon may be entitled"; (ii) delete the word "and" at the end of clause (16) thereof; (iii) delete the final punctuation of clause (17) and replace it with a semi-colon; and (iv) add clauses (18) through (21) thereto as follows:

               (18) that does not represent "billed but not yet shipped," "billed and hold" or "progress-billed" goods or merchandise, partially performed or unperformed services, consigned goods or "sale or return" goods and does not arise from a transaction for which any additional performance by the Seller thereof, or acceptance by or other act of the Obligor thereunder, including any required submission of documentation, remains to be performed as a condition to any payments on such Receivable or the enforceability of such Receivable under applicable law; provided that this clause (18) shall not cause to be ineligible any Tooling Receivable that otherwise constitutes an Eligible Receivable, to the extent that such Tooling Receivable arises under a Contract that obligates the Obligor thereunder to remit payment under such Contract with respect to such Tooling Receivable on an as-completed basis;

               (19) which is subject to a credit owing to such Obligor with respect to goods sold or services rendered by such Obligor to the originating Seller or a Subsidiary thereof, which credit is 60 days past due; provided that such Receivable shall be excluded only to the extent of such credit;

               (20) which does not constitute (a) a rebilled amount arising from a deduction taken by an Obligor with respect to a previously arising Receivable, (b) the balance owed on a Receivable with respect to which one or more partial payments have been made or (c) the balance owed on a Receivable with respect to which a "debit memorandum" has been issued; and

               (21) which does not constitute a Receivable arising from accounts that are from time to time indicated on the Transferor's records as "miscellaneous accounts receivable", including, without limitation, the following accounts each of which is indicated on the Transferor's records as a "miscellaneous account receivable" as of the Fifth Amendment Effective Date: (a) Manual Shippers, #00MISC; (b) Misc., #9995; (c) Misc. Infinium Transfer, #INU000; (c) Misc. Sales - AKRO, #141,945; (d) Misc. Local Customers, #999999; (d) Misc./Non-Tooling Related, #130000; (e) Misc. Auto, #12; (f) Misc. Dura, #12; (g) Misc. Customer, #09000; (h) Misc. Fabric, #12; and (i) Misc. Traffic, #12.

          (vi) Amend the definition of "Carrying Cost Reserve Ratio" to delete the proviso added thereto by the Fourth Amendment;

          (vii) Amend the definition of "Dilution Reserve Ratio" to delete the proviso added thereto by the Fourth Amendment;

          (viii) Amend the definition of "Loss and Dilution Reserve Ratio" to delete the proviso added thereto by the Fourth Amendment;

          (ix) Amend the definition of "Loss Reserve Ratio" to delete the proviso added thereto by the Fourth Amendment;

          (x) Delete the defined term "November Settlement Statement" therefrom; and

          (xi) Delete the defined term "Percentage Factor" and substitute the following therefor:

               "Percentage Factor" means the undivided percentage ownership interest of the CP Conduit Purchasers and, if applicable, the Committed Purchasers in the Receivables which are purchased under the Receivables Transfer Agreement, which undivided percentage ownership interest shall be expressed as a fraction (expressed as a percentage) computed on any date of determination as follows:

              Percentage Factor =       Net Investment
                                  ----------------------------
                                  Maximum Allowable Investment

          The Percentage Factor shall equal 100% from and after the Termination Date.

          (xii) Amend the definition of "Servicing Fee Reserve Ratio" to delete the proviso added thereto by the Fourth Amendment; and

     (n) Schedule D-1 to the Transfer Agreement hereby is deleted in its entirety and Schedule I hereto is substituted therefor.

     (o) Schedule D-2 to the Transfer Agreement hereby is deleted in its entirety and Schedule II hereto is substituted therefor.

     2. Representations and Warranties. Each of Transferor and Collection Agent hereby represents and warrants to Administrative Agent, GECC Committed Purchaser and GECC Funding Agent that, as of the Fifth Amendment Effective Date and after giving effect to this Fifth Amendment:

     (a) The execution, delivery and performance by each of Transferor and Collection Agent of this Fifth Amendment (i) are within such Person's corporate power, and (ii) have been duly authorized by all necessary or proper corporate and shareholder action.

     (b) When duly executed and delivered by each of Transferor and Collection Agent, this Fifth Amendment shall constitute a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

     (c) The execution, delivery and performance by Transferor and Collection Agent of this Fifth Amendment will not contravene any provision of applicable law, rule or regulation or of the articles of incorporation or bylaws of Transferor or Collection Agent or constitute a default under any agreement or any judgment, injunction, order, writ, decree or other instrument binding upon Transferor or Collection Agent or result in the creation or imposition of any Adverse Claim on the assets of Transferor or Collection Agent (except as contemplated by Section 2.09 of the Transfer Agreement).

     (d) The execution, delivery and performance of by Transferor and Collection Agent of this Fifth Amendment does not require any action by or in respect of, or filing with, any Official Body or official thereof, other than has been obtained or made and other than as will be made on Form 8-K with the Securities and Exchange Commission, which Form 8-K will disclose the transactions contemplated by this Fifth Amendment.

     (e) All of the representations and warranties of Transferor and Collection Agent contained in this Fifth Amendment, the Transfer Agreement and the other Transaction Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).

     (f) All of the representations and warranties of the Sellers contained in the Receivables Purchase Agreement and the other Transaction Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).

     (g) None of the articles of organization, bylaws or analogous documents of Transferor, Collection Agent or any Seller has been amended since the last copies of such documents delivered and certified to Administrative Agent.

     (h) Both immediately prior to and after giving effect to this Fifth Amendment, no Termination Event or Potential Termination Event has occurred or is continuing.

     3. Fifth Amendment Effective Date. This Fifth Amendment shall become effective as of the date first written above (the "Fifth Amendment Effective Date") upon the satisfaction of each of the following conditions, in each case, in form and substance satisfactory to Administrative Agent:

     (a) Administrative Agent shall have received counterparts hereof executed by Transferor, Collection Agent, and GECC Committed Purchaser;

     (b) All of the representations and warranties of Transferor and Collection Agent contained in this Fifth Amendment, the Transfer Agreement and the other Transaction Documents shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

     (c) All of the representations and warranties of the Sellers contained in the Receivables Purchase Agreement and the other Transaction Documents shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

     (d) Both immediately prior to and after giving effect to the Fifth Amendment, no Termination Event or Potential Termination Event shall has occurred and be continuing.

     4. Reference to and Effect on the Related Documents.

     (a) Upon the Fifth Amendment Effective Date, each reference in the Transfer Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the Transaction Documents to the "Receivables Transfer Agreement" or the "Transfer Agreement" shall mean and be a reference to the Transfer Agreement as amended hereby.

     (b) This Fifth Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any term or condition of the Transfer Agreement or any other Transaction Document, except as expressly provided herein, (ii) prejudice any right or rights which Administrative Agent, any Committed Purchaser or any Funding Agent may now have or may have in the future under or in connection with the Transfer Agreement or any other Transaction Document, (iii) require Administrative Agent, any Committed Purchaser or any Funding Agent to agree to a similar transaction on a future occasion or (iv) create any rights herein to another Person or other beneficiary or otherwise.

     (c) Except to the extent specifically amended hereby, the respective provisions of the Transfer Agreement and the other Transaction Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and Transferor's and Collection Agent's obligations under each of them are hereby confirmed as being in full force and effect.

     5. Release.

     (a) Transferor and Collection Agent acknowledges that Administrative Agent, GECC Committed Purchaser and GECC Funding Agent would not enter into this Fifth Amendment without Transferor's and Collection Agent's assurance that neither of them has any claim against Administrative Agent, GECC Committed Purchaser, GECC Funding Agent or any other Indemnified Party. Each of Transferor and Collection Agent, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "Releasors") releases each of Administrative Agent, GECC Committed Purchaser, GECC Funding Agent and each other Indemnified Party from any known or unknown claims arising out of or related to the Transaction Documents or the transactions contemplated thereby which any Releasor now has against any of Administrative Agent, GECC Committed Purchaser, GECC Funding Agent or any other Indemnified Party of any nature, including any claims that any Releasor, or any Releasor's successors, counsel and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability.

     (b) The provisions, waivers and releases set forth in this section are binding upon each Releasor. The provisions, waivers and releases of this section shall inure to the benefit of each of Administrative Agent, GECC Committed Purchaser, GECC Funding Agent and each other Indemnified Party.

     (c) The provisions of this section shall survive reduction to zero of the Net Investments, full performance of all of the terms of this Fifth Amendment, the Transfer Agreement and the other Transaction Documents and/or any action by Administrative Agent, GECC Committed Purchaser or GECC Funding Agent to exercise any remedy available under the Transaction Documents, applicable law or otherwise.

     (d) Each of Transferor and Collection Agent warrants and represents that such Person is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and such Person has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each of Transferor and Collection Agent shall indemnify and hold harmless each of Administrative Agent, GECC Committed Purchaser, GECC Funding Agent and the other Indemnified Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.

     6. Miscellaneous. This Fifth Amendment is a Transaction Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     7. Counterparts. This Fifth Amendment may be executed in any number of separate original or facsimile counterparts, each of which shall collectively and separately constitute one agreement.

     8. GOVERNING LAW. THIS FIFTH AMENDMENT, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Fifth Amendment. In the event an ambiguity or question of intent or interpretation arises, this Fifth Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Fifth Amendment.

                            [signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                  CARCORP, INC., as Transferor


                                  By:          /s/ John A. Galante
                                           -------------------------------------
                                           Name: John A. Galante
                                           Title: Vice President & Treasurer


                                  COLLINS & AIKMAN PRODUCTS CO., individually, as Guarantor and as Collection Agent


                                  By:          /s/ John A. Galante
                                           -------------------------------------
                                           Name: John A. Galante
                                           Title: Vice President & Treasurer

                                     GENERAL ELECTRIC CAPITAL CORPORATION, as
                                     GECC Committed Purchaser and as GECC
                                     Funding Agent


                                     By:      /s/ Curtis J. Correa
                                              ----------------------------------
                                              Name: Curtis J. Correa
                                              Title: Duly Authorized Signatory





                                     GENERAL ELECTRIC CAPITAL CORPORATION, as
                                     Administrative Agent


                                     By:      /s/ Curtis J. Correa
                                              ----------------------------------
                                              Name: Curtis J. Correa
                                              Title: Duly Authorized Signatory





                                       2